                                  SCHEDULE 14A
                               FILE NO. 000-22001

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     [X] Filed by the Registrant

     [ ] Filed by a Party other than the Registrant

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-12

                              DELTEK SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

               N/A
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     (2) Aggregate number of securities to which transaction applies:

               N/A
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

               N/A
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     (4) Proposed maximum aggregate value of transaction:

               N/A
--------------------------------------------------------------------------------

     (5) Total fee paid: $

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

[DELTEK SYSTEMS, INC. LETTERHEAD]

[DELTEK LOGO]

April 19, 2001

Dear Deltek Shareholder:

You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Deltek Systems, Inc. on Friday, May 18, 2001. The meeting will begin promptly at 10:00 a.m. local time, at the McLean Hilton, 7920 Jones Branch Drive, McLean, Virginia.

The following items are included with this letter: (1) the official notice of the meeting, (2) the proxy statement, (3) the proxy form, (4) the 2000 Annual Report on Form 10-K, (5) the 2000 Annual Review, and (6) reservation request form. The matters listed in the notice of meeting are described in detail in the proxy statement. The Annual Report includes a financial review of Deltek's performance in 2000.

If you plan to attend the Annual Meeting, please complete and return to us the meeting reservation request form.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I urge you to complete, sign and date the enclosed proxy card and return it in the accompanying envelope as soon as possible so that your stock may be represented at the meeting.

Sincerely,

/s/ KENNETH E. DELASKI

Kenneth E. deLaski
President, Chief Executive Officer
and Chairman of the Board of Directors

                              DELTEK SYSTEMS, INC.
                          Principal Executive Offices:
                             8280 Greensboro Drive
                                McLean, VA 22102

                            NOTICE OF ANNUAL MEETING
                            To be held May 18, 2001

     The 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Deltek Systems, Inc., a Virginia corporation (the "Company" or "Deltek") will be held at the McLean Hilton, 7920 Jones Branch Drive, McLean, Virginia, on Friday, May 18, 2001 at 10:00 a.m. local time, and thereafter as it may from time to time be adjourned for the following purposes:

     1. To elect two Class I Directors for 3 years or until their successors have been duly elected and qualified;

     2. To ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for its current fiscal year; and

     To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Holders of record of Deltek Common Stock on April 11, 2001, are entitled to notice of, and to vote at, the Annual Meeting. A list of shareholders entitled to vote at the meeting will be available for inspection by shareholders of record at the executive offices of the Company ten calendar days prior to the meeting.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors,

                                          /s/ Babette J. Aller

                                          Babette J. Aller
                                          Secretary

McLean, Virginia
April 19, 2001

                              DELTEK SYSTEMS, INC.
                          Principal Executive Offices:
                             8280 Greensboro Drive
                                McLean, VA 22102

                                PROXY STATEMENT

                              GENERAL INFORMATION

     This proxy statement and the accompanying proxy card and 2000 Annual Report on Form 10-K are furnished in connection with the solicitation of proxies by the Board of Directors of Deltek Systems, Inc. ("Deltek" or the "Company") for the Annual Meeting of Shareholders to be held on Friday, May 18, 2001, at 10:00 a.m., or at any adjournments thereof, at the McLean Hilton, 7920 Jones Branch Drive, McLean, Virginia (the "Annual Meeting"). These proxy materials are first being sent to shareholders on or about April 19, 2001. Only shareholders of record on April 11, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting.

VOTING OF PROXIES

     Your vote is important. Shares can be voted at the Annual Meeting only if you are present in person or represented by proxy. Even if you plan to attend the Annual Meeting, you are urged to sign, date and return the accompanying proxy card.

     When the enclosed proxy card is properly signed, dated, and returned, the stock represented by the proxy will be voted in accordance with your directions. You can specify your voting instructions by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specific voting instructions, your shares of Deltek Common Stock will be voted as recommended by the directors as follows: "FOR" the election of the nominees for director named on the proxy card (Proposal No. 1), and "FOR" the ratification of the independent auditors appointed by the Board of Directors (Proposal No. 2).

     You may revoke your proxy at any time before it is exercised by (a) delivering to the Company's secretary at the Company's principal executive offices either (i) written notice of revocation of the proxy, or (ii) a duly executed later-dated proxy, or by (b) voting by ballot at the Annual Meeting.

VOTES REQUIRED

     The presence, in person or by proxy, of the holders of at least a majority of the shares of Deltek Common Stock outstanding on the Record Date is necessary to have a quorum for the Annual Meeting. Abstentions and broker "non-votes" are counted as present for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares of Deltek Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Less than a quorum may adjourn a meeting.

     As of the Record Date, 15,202,749 shares of Deltek Common Stock were outstanding. Each shareholder is entitled to 1 vote on each item at the Annual Meeting, in person or by proxy, for each share of Common Stock held of record by such shareholder on the Record Date. Election of the nominees for the Board of Directors (Proposal No. 1) will require the plurality of the votes cast by shares entitled to vote in the election. Should either of the nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on your proxy card will vote the shares represented by your proxy card for the election of such other person as the Board may recommend. The Board of Directors knows of no reason why the nominees will be unavailable or unable to serve. Ratification of the appointment of independent auditors (Proposal No. 2) will be approved if the votes cast favoring ratification exceed the votes cast in opposition. Proxies solicited by the Board of Directors will be voted "FOR" each item, unless otherwise instructed on your proxy card. Shares not voted by abstention and broker non-votes will not be counted either for or against an item, and such abstentions and broker non-votes will not affect the outcome of the vote on such item.

SOLICITATION OF PROXIES

     Solicitation of proxies may be made by use of the mails and may also be made in person or by telephone or other electronic communications. The cost of soliciting proxies in the accompanying form will be borne by the Company. The Company may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

ANNUAL MEETING ATTENDANCE

     Admission to the Annual Meeting is limited to shareholders of record or their proxy, beneficial owners of Deltek Common Stock having evidence of ownership, and guests of Deltek. If you are a registered owner of Deltek Common Stock and plan to attend the Annual Meeting in person, please complete and return to Deltek's Corporate Secretary the meeting reservation request form printed on the back of this proxy statement. Shareholders who have not obtained a reservation for the Annual Meeting will be admitted upon verification of ownership at the Annual Meeting. Results of the Annual Meeting will be included in Deltek's next quarterly report filed with the Securities and Exchange Commission.

PROCEDURE FOR SHAREHOLDER PROPOSALS AND NOMINATIONS

     The Board of Directors currently performs the functions of a nominating committee and will consider director nominees recommended by shareholders for election at an annual meeting, in accordance with the procedures set forth in the Company's Bylaws. Under the Bylaws, written notice of a shareholder's intent to make such a nomination generally must be received at the Company's principal executive offices not less than 120 calendar days in advance of the date that the Company's proxy statement was released to the shareholders in connection with the previous year's annual meeting of shareholders. The notice must contain the information required by the Company's Bylaws.

     The Bylaws also provide that no business shall be conducted at any meeting of shareholders unless specified in the notice of the meeting (or any supplement thereto) by or at the direction of the Board of Directors, otherwise brought before the meeting by or at the direction of the Board of Directors, or properly brought before the meeting by a shareholder of the Company who complies with certain notice procedures set forth in the Bylaws. These requirements are separate and apart from, and in addition to, the Securities and Exchange Commission's requirements for the inclusion of a shareholder's proposal in the Company's proxy statement.

     Proposals of shareholders intended to be presented at the 2002 Annual Meeting must be received by the Company's Corporate Secretary at the Company's principal executive offices no later than December 1, 2001, for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Such proposals must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Company's 2002 proxy materials.

     The Company's Bylaws are incorporated herein by this reference. A copy of the Bylaws may be obtained by following the instructions set forth on the last page of this proxy statement.

DISSENTERS' RIGHTS OF APPRAISAL

     The Board of Directors has not proposed any action for which the laws of the State of Virginia, the Certificate of Incorporation or Bylaws of the Company provide a right of a shareholder to dissent and obtain payment for shares.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

     The Board of Directors does not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in the notice of meeting and this proxy statement. If any other matters are properly introduced at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named on the proxy card will vote in accordance with their best judgment.

                                   PROPOSAL 1
                         TO ELECT TWO CLASS I DIRECTORS
                   EACH TO SERVE FOR THREE YEARS OR UNTIL HIS
                 SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED

     The Company's Board of Directors currently consists of 6 persons. The Company's Articles of Incorporation and Bylaws provide that, commencing with the 1997 Annual Meeting of Shareholders, the Board of Directors shall be divided into 3 classes with each class containing 1/3 of the total number of directors, as nearly equal in number as possible. Our directors, the class to which they were elected or appointed, and the expiration dates of their positions are as follows:

                NAME                    CLASS     TEAM EXPIRING
                ----                  ---------   -------------
James F. Petersen...................  Class I     2001 Annual Meeting
Charles W. Stein....................  Class I     2001 Annual Meeting
Donald deLaski......................  Class II    2002 Annual Meeting
Darrell J. Oyer.....................  Class II    2002 Annual Meeting
Kenneth E. deLaski..................  Class III   2003 Annual Meeting
Robert E. Gregg.....................  Class III   2003 Annual Meeting

     The Board of Directors has concluded that the re-election of James F. Petersen and Charles W. Stein as Class I directors is in the best interest of the Company and recommends approval of their election. Biographical information concerning Messrs. Petersen and Stein can be found under "Executive Officers and Directors." The remaining directors will continue to serve in their positions for the remainder of their terms.

                        EXECUTIVE OFFICERS AND DIRECTORS

     The Company's executive officers and directors are as follows:

                 NAME                   AGE   POSITION
                 ----                   ---   --------
Kenneth E. deLaski....................  43    President, Chief Executive Officer,
                                              and Chairman of the Board of Directors
Donald deLaski........................  69    Director
Lori L. Becker........................  40    Chief Financial Officer and Treasurer
Robert E. Gregg.......................  53    Director
Darrell J. Oyer.......................  60    Director
James F. Petersen.....................  57    Director and Class I Director Nominee
Charles W. Stein......................  60    Director and Class I Director Nominee

     Kenneth E. deLaski was a co-founder of the Company in November 1983 and has served as a director of the Company since its inception and as Chairman of the Board of Directors since June 2000. Mr. deLaski also has served as the Company's President since May 1990 and as its Chief Executive Officer since February 1996. From May 1990 to February 1996, he served as the Company's Chief Operating Officer. Mr. deLaski is a certified public accountant. He is the son of Donald deLaski, a director of the Company.

     Donald deLaski was a co-founder of the Company in November 1983 and served as Chairman of the Board of Directors from the Company's inception until June 2000. Mr. deLaski continues to serve as a director of the Company. He also served as the Company's Chief Executive Officer from its inception until February 1996, and as its Treasurer until July 1999. Mr. deLaski is a certified public accountant. He is the father of Kenneth E. deLaski, President, Chief Executive Officer, and Chairman of the Board of Directors of the Company.

     Lori L. Becker was appointed to her position of Chief Financial Officer and Treasurer on January 30, 2001. Ms. Becker is a certified public accountant. She has been with the Company since 1991 serving in various operational roles. Prior to coming to Deltek, Ms. Becker was a controller for a government contractor and a senior auditor for Ernst and Young, a "big five" accounting firm.

     Robert E. Gregg has served as a director of the Company since September 1986. Mr. Gregg has been a partner in Reed Smith Hazel & Thomas LLP, counsel to the Company, since the merger in November 1999 of Reed Smith Shaw & McClay, LLP and Hazel & Thomas, PC, where he has been a shareholder since Hazel & Thomas' inception in 1987.

     Darrell J. Oyer became a director of the Company in February 1997. Since June 1991, Mr. Oyer has served as President of Darrell J. Oyer and Company, a consulting company. Mr. Oyer was previously a partner with Deloitte and Touche and was previously the Assistant Director of several functional areas of the Defense Contract Audit Agency.

     James F. Petersen became a director of the Company in September 2000. Mr. Petersen is general manager of Carmel Associates, Inc. which he founded in 1997 and which provides financing and guidance to startup internet application service providers in the Washington, D.C. area. Prior to that, he founded Best Software, Inc. in 1982 and served as the company's CEO and Chairman until it was purchased by The Sage Group in 2000. Before founding Best Software, Mr. Petersen held several senior management positions at Aspen Systems Corporation. Mr. Petersen has been nominated for election as a Class I Director.

     Charles W. Stein became a director of the Company in April 1997. Since April 1997, Mr. Stein has served as president of Stein Venture Management, a consulting firm. From February 1987 until January 1997, Mr. Stein served as President and Chief Executive Officer of Netrix Corporation, a wide area network product and systems company. Mr. Stein was also a director of Netrix Corporation from February 1987 and its Chairman from January 1997 until he resigned March 31, 1997. Mr. Stein has been nominated for re-election as a Class I Director.

     Deltek's executive officers are appointed annually by, and serve at the discretion of, the Board of Directors. Each executive officer is a full-time employee of the Company. Other than the relationship between Donald deLaski and Kenneth E. deLaski described herein, there are no family relationships between any director or executive officer of the Company.

THE BOARD OF DIRECTORS

     The Board of Directors is responsible for overseeing the overall performance of the Company. Members of the Board of Directors are kept informed of the Company's business through discussions with the President and other members of the Company's management and staff, by reviewing materials provided to them and by participating in Board of Directors and committee meetings. During 2000, the Board of Directors met 8 times.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has audit and compensation committees, but not a nominating committee.

     The Audit Committee is responsible for reviewing with management the financial controls, accounting, credit and reporting activities of the Company. The Audit Committee reviews the qualifications of the Company's independent auditors, makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the scope, fees and results of any audit, and reviews non-audit services and related fees provided by the independent auditors. The members of the Audit Committee are Darrell J. Oyer, James F. Petersen, and Charles W. Stein, all of whom meet the independence requirements. The Audit Committee held 4 meetings during the last fiscal year. Mr. Petersen was appointed to the Audit Committee in September 2000 and did not participate in any of these meetings.

     The Compensation Committee is responsible for the administration of all salary and incentive compensation plans for the officers and key employees of the Company, including bonuses. The Compensation Committee may also administer the Company's 1996 Stock Option Plan and 1996 Employee Stock Purchase Plan. The members of the Compensation Committee are Darrell J. Oyer, James F. Petersen, and Charles W. Stein, all of whom are independent directors. The Compensation Committee met 1 time during the last fiscal year. Mr. Petersen was appointed to the Compensation Committee in September 2000 and did not participate in the meeting which was held prior to his appointment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company has no interlocking relationships or other transactions involving any of its Compensation Committee members that are required to be reported by the Securities and Exchange Commission rules, and no current or former officer of the Company serves on its Compensation Committee.

DIRECTOR COMPENSATION

     Directors who are not employees of the Company receive $1,000 for each meeting of the Board of Directors or any committee thereof attended in person and $500 for each such meeting attended telephonically, except that if a committee meeting is held on the same day as a meeting of the full Board of Directors, the compensation for attendance at such committee meeting is $300. In addition, each of the outside directors receives a quarterly stipend of $1,000, and the Chairman of the Audit Committee receives an additional stipend of $2,000 per quarter. The Company reimburses outside directors for any travel expenses incurred in connection with attending Board of Directors or committee meetings. Each of the outside directors, except for Donald deLaski, has been granted nonqualified options under the Company's 1996 Stock Option Plan to purchase shares of the Company's Common Stock at prices ranging from $7.656 to $11.00 per share. Messrs. Gregg, Oyer, and Stein have each been granted options to purchase 12,000 shares. Mr. Petersen has been granted options to purchase 4,000 shares. Directors who are employees of the Company will receive no additional cash compensation for their services as members of the Board of Directors or committees thereof other than reimbursement for travel expenses incurred in connection with attending Board of Directors and committee meetings.

EXECUTIVE COMPENSATION

  Summary Compensation Information

     The following table sets forth information concerning the compensation earned during the years ended December 31, 1998, 1999 and 2000 by the Company's Chief Executive Officer and "Executive Officers", as defined in the Securities Exchange Act of 1934, whose compensation exceeded $100,000 (collectively, the "Named Executive Officers"):

                                                                                  LONG-TERM COMPENSATION
                                                                          --------------------------------------
                                      ANNUAL COMPENSATION                          AWARDS              PAYOUTS
                         ----------------------------------------------   -------------------------   ----------
                                                                                         SECURITIES
                                                             OTHER         RESTRICTED    UNDERLYING
       NAME AND                                             ANNUAL           STOCK        OPTIONS/       LTIP
  PRINCIPAL POSITION     YEAR   SALARY($)    BONUS($)   COMPENSATION($)   AWARDS($)(1)    SARs(#)     PAYOUTS(#)
  ------------------     ----   ----------   --------   ---------------   ------------   ----------   ----------
Kenneth E. deLaski,....  2000    206,667          --          --              --            --           --
President, Chief         1999    185,000          --          --              --            --           --
Executive Officer,       1998    179,042          --          --              --            --           --
and Chairman of the
Board of Directors
David L. Spilman.......  2000    120,421      13,000          --              --            --           --
Chief Financial          1999         --          --          --              --            --           --
Officer, VP of           1998         --          --          --              --            --           --
Finance and
Administration, and
Treasurer(4)


       NAME AND              ALL OTHER
  PRINCIPAL POSITION     COMPENSATION($)(2)
  ------------------     ------------------
Kenneth E. deLaski,....        4,000
President, Chief               4,000
Executive Officer,             4,000
and Chairman of the
Board of Directors
David L. Spilman.......        3,000
Chief Financial                   --
Officer, VP of                    --
Finance and
Administration, and
Treasurer(4)

---------------
(1) The Named Executive Officer did not hold restricted stock awards as of the end of the fiscal year. The number and value of the aggregate restricted stock holdings for Mr. deLaski at the end of the last fiscal year, based on the closing bid price of the Company's Common Stock on the Nasdaq National Market on December 31, 2000, was 4,615,600 shares with a value of $19,616,300, without giving effect to the consideration paid by him.

(2) Includes for 1998, 1999 and 2000 a 401(k) plan profit sharing contribution of $4,000 for Mr. deLaski and for Mr. Spilman a 401(k) plan profit sharing contribution of $3,000 for 2000. Does not include other perquisites and personal benefits the aggregate amount of which did not exceed 10% of the total annual salary and bonus reported for the Named Executive Officer.

(3) Represents the dollar value of non-cash compensation from the exercise of options to convert to Common Stock during the fiscal year.

(4) Mr. Spilman resigned as an officer of and terminated his employment by the Company on December 15, 2000.

  Option Grants in Last Fiscal Year

     The following table sets forth information concerning grants of options to purchase the Company's Common Stock made during the year ended December 31, 2000 to the Named Executive Officers.

                                                                INDIVIDUAL GRANTS
                                               ----------------------------------------------------    POTENTIAL REALIZABLE
                                                                                                         VALUE AT ASSUMED
                                                                                                         ANNUAL RATES OF
                                               NUMBER OF      % OF TOTAL                                   STOCK PRICE
                                                 SHARES        OPTIONS                                   APPRECIATION FOR
                                               UNDERLYING     GRANTED TO     EXERCISE                     OPTION TERM(2)
                                                OPTIONS      EMPLOYEES IN    PRICE PER   EXPIRATION   ----------------------
                    NAME                        GRANTED     FISCAL YEAR(1)     SHARE        DATE         5%           10%
                    ----                       ----------   --------------   ---------   ----------   --------      --------
Kenneth E. deLaski...........................        --            --             --            --         --            --
David L. Spilman.............................    25,000          3.12%        $19.00        3/6/10      (3)           (3)
                                                 25,000          3.12%        $13.50       9/18/10      (3)           (3)
                                                  6,985          0.87%        $ 7.25       9/18/10      (3)           (3)

---------------
(1) The Company granted options to purchase an aggregate of 800,860 shares of the Company's Common Stock to employees during the year ended December 31, 2000.

(2) The potential realizable value is based on the term of the option at the time of grant (ten years). Potential gains are net of the exercise price but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependant on the future financial performance of the Company, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the price of the common stock from the date of grant to the date hereof.

(3) Mr. Spilman resigned from the Company on December 15, 2000. All options were unvested and cancelled as of that date.

  Option Exercises and 2000 Fiscal Year-End Option Values

     The following table sets forth information concerning the exercise of stock options during the year ended December 31, 2000 and the value of options held as of such date by the Named Executive Officers:

                                                          NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                          NUMBER OF                      UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                           SHARES                     OPTIONS AT DECEMBER 31, 2000       DECEMBER 31, 2000(2)
                          ACQUIRED         VALUE      -----------------------------   ---------------------------
         NAME           UPON EXERCISE   RECEIVED(1)   EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
         ----           -------------   -----------   ------------   --------------   -----------   -------------
Kenneth E. deLaski....         --             --            --              --              --             --
Donald L. Spilman.....         --             --            --          (3)                 --         (3)

---------------
(1) "Value Received" represents the fair market value of the underlying common stock on the exercise date minus the aggregate exercise price of such options.

(2) Based upon the closing bid price on Nasdaq of the Company's common stock as of December 31, 2000 of $4.25 per share, minus the aggregate exercise price of such options.

(3) Mr. Spilman resigned from the Company on December 15, 2000. All options were unvested and cancelled as of that date.

  1996 Stock Option Plan

     Deltek's 1996 Stock Option Plan (the "1996 Option Plan") was adopted by the Company's Board of Directors in November 1996 and approved by the Company's shareholders in December 1996. A total of 2,100,000 shares of Common Stock have been reserved for issuance under the 1996 Option Plan. The 1996 Option Plan is administered by the Board of Directors or a committee thereof. The 1996 Option Plan provides for grants of "incentive stock options," within the meaning of
Section 422 of the Code, to employees (including officers and employee directors), and for grants of nonstatutory options to employees, non-employee directors and consultants. The 1996 Option Plan will terminate in December 2006, unless terminated sooner by the Board of Directors.

     The exercise price of stock options granted under the 1996 Option Plan must be not less than the fair market value of the Common Stock on the date of grant. With respect to any optionee who owns stock representing more than 10% of the voting power of all classes of the Company's outstanding capital stock, the exercise price of any incentive stock option must be equal to at least 110% of the fair market value of the common stock on the date of grant, and the term of the option must not exceed 5 years. The terms of all other options may not exceed 10 years. The aggregate fair market value of Common Stock (determined as of the date of the option grant) for which an incentive stock option may for the first time become exercisable in any calendar year may not exceed $100,000. The Board of Directors or any committee administering the 1996 Option Plan has discretion to determine exercise schedules and vesting requirements, if any, of all option grants under the 1996 Option Plan.

     As of December 31, 2000, options to purchase an aggregate of 1,468,788 shares were outstanding under the 1996 Option Plan, at exercise prices ranging from $4.25 per share to $18.687 per share and 378,398 options were exercisable as of December 31, 2000. In 2000, 56,985 options were granted to 1 executive officer under the Plan. All of such options were cancelled upon the resignation of the officer. Options totaling 743,875 shares were granted under the Plan in 2000 to all employees (excluding executive officers) as a group. Options granted through December 31, 2000 generally vest and become exercisable in 5 annual installments beginning 1 year after the date of the option grant. In January 2001 the Board of Directors authorized quarterly vesting for options granted on and after January 1, 2001, options for employees employed for at least 1 year to vest quarterly over 4 years from the date of grant, and options for new employees to vest 25% at the end of the first year and then quarterly over the remaining 3 years.

  Employee Time Accelerated Stock Option Plan

     Deltek's Time Accelerated Stock Option Plan (the "Accelerated Plan") was adopted by the Company's Board of Directors and approved by its shareholders in April 1996. A total of 1,500,000 shares of Common Stock originally were reserved for issuance under the Accelerated Plan. In December 1996, the Company's Board of Directors reduced the number of shares of Common Stock reserved for issuance under the Accelerated Plan to 679,500, the number of shares of Common Stock issuable upon the exercise of options then outstanding. The Accelerated Plan provides for grants of nonstatutory options to key employees of the Company. The Accelerated Plan was discontinued at the time of the adoption of the 1996 Option Plan, and no additional options will be granted under the Accelerated Plan. Options previously granted under the Accelerated Plan will continue to be governed by the terms of the Accelerated Plan, which will be administered by the Board of Directors.

     The exercise price of options granted under the Accelerated Plan must be not less than the fair market value of the Common Stock on the date of grant. The term of options granted under the Accelerated Plan is 10 years, subject to certain exceptions. All of the options granted under the Accelerated Plan become exercisable on January 1, 2004. Any options that are fully vested at the time an optionee's employment with the Company terminates for any reason (other than death, disability or retirement) terminate 3 months after the date of termination unless earlier exercised.

     As of December 31, 2000, options to purchase 261,650 shares of Common Stock, at a weighted average exercise price of $4.00 per share, were outstanding under the Accelerated Plan and 180,950 of such options were exercisable.

  1987 Employee Stock Option Plan

     Deltek's 1987 Employee Stock Option Plan (the "1987 Option Plan") was adopted by the Company's Board of Directors and approved by its shareholders in December 1987. A total of 900,000 shares of Common Stock originally were reserved for issuance under the 1987 Option Plan. In December 1996, the Company's Board of Directors reduced the number of shares of Common Stock reserved for issuance under the 1987 Option Plan to 388,500, the number of shares of Common Stock issuable upon the exercise of options outstanding as of September 30, 1996. The 1987 Option Plan provided for grants of nonstatutory options to key employees of the Company. The 1987 Option Plan was discontinued at the time of the adoption of the 1996 Option Plan, and no additional options will be granted under the 1987 Option Plan. Options previously granted under the 1987 Option Plan will continue to be governed by the terms of the 1987 Option Plan, which will be administered by the Board of Directors.

     The exercise price of options granted under the 1987 Option Plan is based on the book value of the Common Stock at the end of the fiscal year immediately prior to the year in which the option is granted, as reflected in the Company's audited financial statements, reduced by any dividend declared by the Company with respect to the previous fiscal year. The term of options granted under the 1987 Option Plan is 10 years, subject to certain exceptions. Generally, options granted under the 1987 Option Plan become exercisable pursuant to a 5-year vesting schedule provided the optionee remains employed full time by the Company and are subject to a right of repurchase by the Company upon the termination of the optionee's employment.

     As of December 31, 2000, options to purchase 61,255 shares of Common Stock were outstanding and exercisable under the 1987 Option Plan at exercise prices ranging from $.304 to $.517 per share.

  1996 Employee Stock Purchase Plan

     Deltek's 1996 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Company's Board of Directors in November 1996 and approved by its shareholders in December 1996. A total of 400,000 shares of Common Stock are reserved for issuance under the Purchase Plan. The Purchase Plan, which is intended to qualify under Section 423 of the Code, is administered by the Board or a committee thereof. Employees (including officers and employee directors of the Company) are eligible to participate in the Purchase Plan if they are customarily employed for more than 20 hours per week 5 months per year. The Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions, which may not exceed 10% of an employee's compensation. The price at which stock may be purchased under the Purchase Plan is equal to 85% of the lower of the fair market value of the common stock on the first day of the offering period or the last day of the offering period. Employees may end their participation in the offering at any time during the offering period, and participation ends automatically on termination of a participant's employment with the Company. In addition, participants may not purchase shares of Common Stock having a value (measured at the beginning of the offering period) greater than $25,000 in any calendar year.

     As of December 31, 2000, 191,434 shares of Common Stock have been issued under the Purchase Plan.

  Performance Graph

                  COMPARISON OF CUMULATIVE TOTAL RETURN* AMONG
            DELTEK SYSTEMS, S&P 500, PEER GROUP AND S&P SMALLCAP 600
LINE GRAPH

                                           DELTEK SYSTEMS            S&P 500               PEER GROUP          S&P SMALLCAP 600
                                           --------------            -------               ----------          ----------------
2/97                                           100.00                 100.00                 100.00                 100.00
12/97                                          143.75                 125.52                  95.47                 123.53
12/98                                          153.41                 161.39                  72.73                 121.92
12/99                                          122.73                 195.35                 132.28                 137.04
12/00                                           38.64                 177.57                  89.95                 153.21

        Assumes initial investment of $100

        * Total Return assumes reinvestment of dividends
        Note: Total Returns based on market capitalization

     The above graph assumes a $100 investment on February 20, 1997 and reinvestment of all dividends, in the Company's Common Stock, the S&P 600 Index, and a composite peer group consisting of the following companies: Aspen Technology, Inc., J.D. Edwards & Co., HNC Software Inc., Infinium Software, Inc., JDA Software Group, Inc., Lightbridge, Inc., Manugistics Group, Inc., Pegasus Systems, Inc., Project Software & Development, Inc., Remedy Corp., and Frontstep, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission and Nasdaq National Market. Officers, directors and greater than 10 percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely upon a review of Forms 3 and 4 furnished to the Company during its most recent fiscal year and Forms 5 furnished to the Company with respect to its most recent fiscal year, as well as written representations of each reporting person, all reporting persons satisfied the reporting requirements, except that one Form 3, reporting no holdings, was inadvertently filed late by James F. Petersen.

CERTAIN TRANSACTIONS

     Robert E. Gregg, a director of the Company, is a partner in Reed Smith Hazel & Thomas LLP, a law firm that the Company has retained. The legal fees paid to Reed Smith Hazel & Thomas by the Company did not exceed 5% of Reed Smith Hazel & Thomas' gross revenues during the firm's last full fiscal year.

     The Company has entered into indemnification agreements with certain of its executive officers and directors setting forth certain procedures and other conditions applicable for claims for indemnification pursuant to the Company's articles of incorporation and agreeing, subject to certain limitations, to obtain and maintain directors' and officers' liability insurance coverage for its directors and officers.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     During its fiscal year ended December 31, 2000, the Company's decisions on executive officer compensation were made in an effort to attract and retain highly qualified personnel and to recognize individual performance through the use of incentives, including equity-based incentives, that reward the creation of shareholder value and the achievement of key Company objectives.

EXECUTIVE COMPENSATION POLICY

     The executive compensation policy of the Compensation Committee is to offer compensation to its executive officers in such forms and at such levels that will attract, retain, and motivate the management talent that is necessary for the Company's continued success, and to create incentives for executive officers to continuously improve the Company's financial performance, customer satisfaction, and shareholder value.

     To implement this policy, the Compensation Committee believes that the compensation of the Company's executive officers and senior management should be competitive in relation to similar software companies and closely related to both personal and Company performance. The Compensation Committee also believes that compensation should include components, such as stock options, designed to align the interests of executive officers and shareholders.

     As part of its executive compensation policy, the Compensation Committee reviews executive compensation, including that of its Chief Executive Officer, in light of its relationship to corporate performance. The Compensation Committee considers measures of corporate performance including software sales, earnings per share, and the trading price of the Company's Common Stock.

ROLE OF THE COMPENSATION COMMITTEE

     Consistent with past practices, Kenneth E. deLaski, the Company's President and Chief Executive Officer, and Donald deLaski, then Chairman, reviewed the performance of the Company's senior management and recommended to the Compensation Committee specific adjustment to their compensation. The Compensation Committee considered the salary changes as recommended by the President and Chairman, taking into account the Company's interest in attracting, retaining, and motivating the management and technological talent that is crucial to the Company's success, as well as the performance of the Company and the personal performance of each of the foregoing officers and key employees. The Compensation Committee also considered the fact that the Company had historically used stock options to supplement salaries and would continue to use options to compensate and motivate managers. The Committee found that the proposed salary adjustments were reasonable and appropriate, including increasing the base salary for Kenneth deLaski, President and Chief Executive Officer to $225,000 per annum, and maintained the base salary for Donald deLaski, Chairman, at $60,000 per annum. The Compensation Committee therefore recommended that the Board of Directors ratify, confirm and approve the foregoing salary adjustments.

                                          The Compensation Committee:

                                          Charles W. Stein, Committee Chairman
                                          Darrell J. Oyer, Committee Member

                                   PROPOSAL 2
                  TO RATIFY APPOINTMENT OF ARTHUR ANDERSEN LLP
                     AS THE COMPANY'S INDEPENDENT AUDITORS
                          FOR ITS CURRENT FISCAL YEAR

     Subject to ratification by the shareholders, the Board has reappointed Arthur Andersen LLP as independent auditors to audit the consolidated financial statements of the Company for its fiscal year ending 2001. The Board of Directors recommends a vote in favor of ratification of the reappointment of Arthur Andersen LLP.

     Arthur Andersen LLP has served as the Company's independent accountants to audit the financial statements of the Company for over 10 years. Representatives from Arthur Andersen LLP are expected to be present at the Annual Meeting, and they will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     The ratification of independent auditors is not a matter required to be submitted to a vote of the shareholders; however, the Company believes that shareholder ratification may provide the auditors with a greater degree of independence from management. In the event of a negative vote by the shareholders, the Board would reconsider the reappointment of Arthur Andersen LLP.

     AUDIT FEES. Arthur Andersen LLP billed the Company $165,000 during fiscal year 2000 for the audit of the Company's annual financial statements and review of the financial statements contained in the Company's quarterly reports on Form 10-Q.

     FINANCIAL INFORMATION SYSTEM DESIGN, AND IMPLEMENTATION FEES. Arthur Andersen LLP did not perform any financial information system design or implementation services for the Company during fiscal year 2000.

     ALL OTHER FEES. Arthur Andersen LLP billed the Company $155,600 during fiscal year 2000 for other services, including services related to due diligence, an acquisition audit, and tax planning.

                             AUDIT COMMITTEE REPORT

     We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.

     We have discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                          The Audit Committee:

                                          Darrell J. Oyer, CPA, Committee
                                          Chairman
                                          James F. Petersen, Committee Member
                                          Charles W. Stein, Committee Member

     On May 23, 2000, the Board of Directors approved a written charter to govern the Audit Committee. A copy of the Company's Audit Committee Charter is included as Appendix A to this proxy statement.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table contains information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person known by the Company to own beneficially 5% or more of the Common Stock, (ii) each of the Company's Named Executive Officers, (iii) directors and director nominees, and
(iv) executive officers and directors as a group:

                              NAME OF                 AMOUNT AND NATURE OF
TITLE OF CLASS           BENEFICIAL OWNER            BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS
--------------           ----------------            -----------------------   ----------------
Common Stock    Kenneth E. deLaski                          4,633,200(2)            30.48
Common Stock    Donald deLaski                              3,026,200(3)            19.91
Common Stock    Robert E. Gregg                                 8,000(4)              *
Common Stock    Darrell J. Oyer                                11,319(4)(5)           *
Common Stock    James F. Petersen                                  --(6)              *
Common Stock    Charles W. Stein                               11,350(4)              *
Common Stock    William Blair & Company L.L.C.              1,128,350(7)             7.42
Common Stock    Brown Brothers Harriman                       735,300(8)             4.84
Common Stock    All directors, director nominees            7,690,069               50.58
                and executive officers as a group
                (6 persons)

---------------
 *  Represents less than one percent.

(1) Unless otherwise indicated and subject to community property laws where applicable, the persons named in this table have sole voting and sole investment power with respect to the shares shown as beneficially owned by them. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act.

(2) Includes 63,500 shares held by various trusts for which Kenneth E. deLaski and his spouse serve as the trustees and 930,650 shares held of record or beneficially by Kenneth E. deLaski's spouse, Tena R. deLaski. Excludes 178,000 shares held by a foundation established by Kenneth E. deLaski for which Kenneth E. deLaski and his spouse serve as the directors and officers. Mr. deLaski disclaims beneficial ownership of such shares.

(3) Excludes 445,900 shares held by a foundation established by Donald deLaski for which Donald deLaski and his spouse serve as the directors and officers. Mr. deLaski disclaims beneficial ownership of such shares.

(4) Includes 8,000 shares issuable upon exercise of vested options and excludes 4,000 shares issuable upon exercise of unvested options.

(5) Includes 319 shares owned by Mr. Oyer's spouse. Mr. Oyer's shares are held in a pension trust for which he serves as trustee.

(6) Excludes 4,000 shares issuable upon exercise of unvested options.

(7) As reported on a Schedule 13G filed by William Blair & Company, L.L.C. on February 14, 2001. According to such Schedule 13G, William Blair & Company, L.L.C. has sole voting power with respect to 218,000 of these shares, and sole dispositive power with respect to all 1,128,350 of these shares. The address of this stockholder is 222 West Adams Street, Chicago, IL 60606.

(8) As reported on Schedule 13G filed by Brown Brothers Harriman on January 18, 2001. According to such Schedule 13G, Brown Brothers Harriman has sole voting power with respect to none of these shares, and sole dispositive power with respect to none of these shares. The address of this stockholder is 59 Wall Street, New York, NY 10005.

THE COMPANY'S BYLAWS ARE INCORPORATED INTO THIS PROXY STATEMENT BY REFERENCE. THE COMPANY WILL SEND, WITHOUT CHARGE, TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S BYLAWS WITHIN ONE BUSINESS DAY OF THE RECEIPT OF SUCH REQUEST, BY FIRST CLASS MAIL OR EQUALLY PROMPT MEANS. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE COMPANY'S INVESTOR RELATIONS DEPARTMENT AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE, 8280 GREENSBORO DRIVE, MCLEAN, VA 22102, (703) 734-8606.

PUBLICATIONS OF INTEREST TO DELTEK SHAREHOLDERS ARE AVAILABLE FREE OF CHARGE. THESE INCLUDE ANNUAL AND QUARTERLY REPORTS TO SHAREHOLDERS, AS WELL AS OTHER REPORTS, OTHER THAN EXHIBITS FILED THEREWITH, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS MATERIAL MAY BE OBTAINED BY WRITTEN REQUEST TO THE COMPANY'S INVESTOR RELATIONS DEPARTMENT SENT TO THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.

                                   Appendix A

                            AUDIT COMMITTEE CHARTER

The Audit Committee shall have the following authority, powers and responsibilities:

AUDIT COMMITTEE RESPONSIBILITIES:

1. The Audit Committee shall have the power to conduct or authorize investigations into matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation.

2. The Audit Committee shall meet at least four (4) times per year or more frequently as circumstances require. The Audit Committee may ask members of management, the internal auditor or others to attend the meeting and provide pertinent information as necessary.

3. The Audit Committee will perform such other functions as assigned by law, the Corporation's articles of incorporation or bylaws, or the Board of Directors.

AUDIT COMMITTEE OPERATIONS:

1. Review and update the Audit Committee's charter annually and submit any recommended changes to the Board of Directors for approval.

2. Report Audit Committee actions to the Board of Directors with such recommendations as the Audit Committee may deem appropriate.

3. Annually prepare a self-assessment of its activities for the year and discuss the results with the independent auditor.

4. Review filings with the Securities and Exchange Commission and other published documents containing the Corporation's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

5. Review policies and procedures with respect to officers' expense accounts and perquisites including their use of corporate assets and consider the results of any review of these areas by the independent auditor.

6. Review legal and regulatory matters that may have a material impact on the financial statement, related company compliance policies, and programs and reports received from regulators.

7. Beginning for the year 2001, prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

INTERNAL AUDITOR:

1. Review the appointment and replacement of the senior internal auditing executive.

2. Review the workplan of the internal auditor and monitor the work during the year and meet with the internal auditor at least quarterly.

3. Review the reports to management prepared by the internal auditor and review the management response.

4. Prepare input to management on the personal evaluation of the internal auditor.

INDEPENDENT AUDITOR:

1. Provide an open avenue of communication between the independent auditor and the Board of Directors.

2. Review periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

3. Recommend to the Board of Directors the independent auditor to be nominated, approve the compensation of the independent auditor, review and approve the fees charged by the independent auditor and approve the discharge of the independent auditor.

4. Preview management consulting services and related fees provided by the independent auditor.

5. Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor.

6. Consider and review with the independent auditor:

     a. The adequacy of the Corporation's internal controls including computerized information systems controls and security.

     b. Any related significant findings and recommendations of the independent auditor together with management's responses thereto.

7. Evaluate the performance of the independent auditor annually and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor. Criteria for this evaluation shall be established and documented.

MANAGEMENT AND THE INDEPENDENT AUDITOR:

1. Inquire of management, the internal auditor and the independent auditor about signs of risks or exposures and assess the steps management has taken to minimize such risks to the Corporation.

2. Consider with management and the independent auditor the rationale for employing audit firms other than the principal independent auditor.

3. Review with management, the internal auditor and the independent auditor at the completion of the annual examination:

     a. The Corporation's annual financial statements and related footnotes.

     b. The independent auditor's audit of the financial statements and their report thereon.

     c. Any significant changes required in the independent auditor's audit plan.

     d. Any serious difficulties or disputes with management encountered during the course of the audit.

     e. Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards, including assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

     f. Any major issues regarding accounting and auditing principles and practices, including accounting principles and practices as suggested by the independent auditor, internal auditor or management.

     g. Analysis of significant financial reporting issues and judgments made in the preparations of the financial statements.

     h. Adequacy of the internal audit function as related to reporting, responsibilities, budget and staffing.

4. Review with the independent auditor, management and the internal auditor the results of any review of the Corporation's monitoring compliance with the Corporation's code of conduct, including aspects related to subsidiary/foreign affiliated entities. Advise the Board with respect to the Corporation's policies and procedures regarding compliance with applicable laws and regulations and the Corporation's Code of Conduct.

5. Meet with the independent auditors, internal auditor and management in separate, executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

6. Review with management and the independent auditor the Corporation's quarterly financial statements prior to the release of quarterly earnings.

MANAGEMENT:

1. Meet periodically with management to review the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

                              DELTEK SYSTEMS, INC.
                        2001 ANNUAL SHAREHOLDERS MEETING
                            RESERVATION REQUEST FORM

                                  Detach Here
-------------------------------------------------------------------------------

Complete the following information and return it to Corporate Secretary, Deltek Systems, Inc., 8280 Greensboro Drive, McLean, VA 22102, for admission to the 2001 Annual Meeting of Shareholders of Deltek Systems, Inc.

     Shareholder's Name and Address:
                                    -------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------
     Number of Shares of Deltek
     Common Stock held:
                       --------------------------------------------------------

     If the shares listed above are not registered in your name, identify the name of the shareholder of record below and bring with you to the Annual Meeting evidence that you beneficially own the shares.

     Shareholder of Record:
                           -- -------------------------------------------------

                            THIS IS NOT A PROXY CARD

                                                                      1632-PS-01

                                                                           PROXY
                              DELTEK SYSTEMS, INC.

                        ANNUAL MEETING OF SHAREHOLDERS OF
                              DELTEK SYSTEMS, INC.
                                 ON MAY 18, 2001

                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth E. deLaski, Donald deLaski and Darrell
J. Oyer, and each of them, proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Shareholders of Deltek Systems, Inc., a Virginia corporation (the "Company"), to be held on May 18, 2001 at 10:00 a.m. at the McLean Hilton, 7920 Jones Branch Drive, McLean, Virginia, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, upon such other business as may properly come before the Annual Meeting.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE                                                SEE REVERSE SIDE

THE SHARES REPRESENTED BY ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. THE SHARES REPRESENTED BY A PROXY WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

1. TO ELECT TWO CLASS I DIRECTORS TO SERVE FOR THREE YEARS OR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL QUALIFY.

        Nominees:     James F. Petersen and Charles W. Stein

        [    ]      FOR         [    ]  WITHHELD

               ------------------------------
               For all nominees except as noted above

2. TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR ITS CURRENT FISCAL YEAR.

        [   ]  FOR      [   ]  AGAINST    [   ]  ABSTAIN


                          Mark here for address change and note at left

                          NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

                          PLEASE MARK, SIGN AND RETURN THIS PROXY CARD
                          PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature:_______________ Date: ______ Signature:_________________ Date: ______